                                                                                                                       EXHIBIT 99.7

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    MONTHLY OPERATING REPORT
      --------------------------------------------------------------------------------------
      CASE  NAME: LONGHORN SOLUTIONS, INC.                                                          ACCRUAL BASIS
      --------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------
      CASE  NUMBER: 400-42147-BJH-11                                                                02/13/95, RWD, 2/96
      --------------------------------------------------------------------------------------

      --------------------------------------------------------------------------------------
      JUDGE: BARBARA J. HOUSER

      --------------------------------------------------------------------------------------


                                                 UNITED STATES BANKRUPTCY COURT

                                                   NORTHERN DISTRICT OF TEXAS

                                                         SIXTH DIVISION

                                                    MONTHLY OPERATING REPORT

                                                 MONTH ENDING: JANUARY 31, 2001

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

 RESPONSIBLE PARTY:


  /s/ Drew Keith                             Chief Financial Officer
 ----------------------------------------    -----------------------------------
 ORIGINAL SIGNATURE OF RESPONSIBLE PARTY     TITLE


 Drew Keith                                    2/20/2001
 ----------------------------------------    -----------------------------------
 PRINTED NAME OF RESPONSIBLE PARTY              DATE

 PREPARER:


  /s/ Jessica L. Wilson                       Chief Accounting Officer
 ----------------------------------------    -----------------------------------
 ORIGINAL  SIGNATURE  OF  PREPARER             TITLE


 Jessica L. Wilson                             2/20/2001
 ----------------------------------------    -----------------------------------
 PRINTED NAME OF PREPARER                       DATE


--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   MONTHLY OPERATING REPORT
   -----------------------------------------------------------------------------------
   CASE  NAME: LONGHORN SOLUTIONS, INC.                                                                      ACCRUAL BASIS-1
   -----------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------
   CASE  NUMBER: 400-42147-BJH-11                                                                  02/13/95, RWD, 2/96
   -----------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------

   COMPARATIVE  BALANCE  SHEET

   ------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                 MONTH           MONTH          MONTH
                                                                         --------------------------------------------------
   ASSETS                                               AMOUNT             January 2001
   ------------------------------------------------------------------------------------------------------------------------
   1.      UNRESTRICTED  CASH                             $3,646                         $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   2.      RESTRICTED  CASH                                                              $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   3.      TOTAL  CASH                                    $3,646                         $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   4.      ACCOUNTS  RECEIVABLE  (NET)                   $76,002                     $3,601              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   5.      INVENTORY                                                                     $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   6.      NOTES  RECEIVABLE                                                             $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   7.      PREPAID  EXPENSES                                                             $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   8.      OTHER  (ATTACH  LIST)                        $375,137                   $755,788              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL  CURRENT  ASSETS                       $454,785                   $759,389              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   10.     PROPERTY,  PLANT  &  EQUIPMENT               $120,412                         $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   11.     LESS:  ACCUMULATED
           DEPRECIATION / DEPLETION                                                      $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   12.     NET  PROPERTY,  PLANT  &
           EQUIPMENT                                    $120,412                         $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   13.     DUE FROM INSIDERS                                                             $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   14.     OTHER  ASSETS  -  NET  OF
           AMORTIZATION  (ATTACH  LIST)               $2,892,844                 $2,723,098              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   15.     OTHER (ATTACH LIST)                                                           $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   16.     TOTAL ASSETS                               $3,468,041                 $3,482,487              $0             $0
   ========================================================================================================================
   POSTPETITION  LIABILITIES

   ------------------------------------------------------------------------------------------------------------------------
   17.     ACCOUNTS  PAYABLE                                                             $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   18.     TAXES  PAYABLE                                                             ($164)             $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   19.     NOTES  PAYABLE                                                                $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   20.     PROFESSIONAL  FEES                                                            $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   21.     SECURED  DEBT                                                                 $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   22.     OTHER  (ATTACH  LIST)                                                         $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   23.     TOTAL  POSTPETITION
           LIABILITIES                                                                ($164)             $0             $0
   =========================================================================================================================
   PREPETITION  LIABILITIES


   -------------------------------------------------------------------------------------------------------------------------
   24.     SECURED  DEBT                                                                 $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   25.     PRIORITY  DEBT                                $73,455                         $0              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   26.     UNSECURED  DEBT                               $68,502                    $62,673              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   27.     OTHER (ATTACH LIST)                                                   $1,225,717              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   28.     TOTAL  PREPETITION  LIABILITIES              $141,957                 $1,288,390              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   29.     TOTAL LIABILITIES                            $141,957                 $1,288,226              $0             $0
   ==========================================================================================================================
   EQUITY

   ------------------------------------------------------------------------------------------------------------------------
   30.     PREPETITION  OWNERS'  EQUITY                                          $2,194,261              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   31.     POSTPETITION  CUMULATIVE
           PROFIT  OR  (LOSS)                                                            $0              $0
   ------------------------------------------------------------------------------------------------------------------------
   32.     DIRECT  CHARGES  TO  EQUITY
           (ATTACH  EXPLANATION)
   ------------------------------------------------------------------------------------------------------------------------
   33.     TOTAL  EQUITY                                      $0                 $2,194,261              $0             $0
   ------------------------------------------------------------------------------------------------------------------------
   34.     TOTAL  LIABILITIES  &
           OWNERS'  EQUITY                              $141,957                 $3,482,487              $0             $0
   ========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
                                                                                                    MONTHLY OPERATING REPORT
        --------------------------------------------------------------------------------
        CASE  NAME: LONGHORN SOLUTIONS, INC.                                                               ACCRUAL BASIS-2
        --------------------------------------------------------------------------------

        --------------------------------------------------------------------------------
        CASE  NUMBER: 400-42147-BJH-11                                                              02/13/95, RWD, 2/96
        --------------------------------------------------------------------------------


   ----------------------------------------------------------
   INCOME STATEMENT

   ----------------------------------------------------------
   -----------------------------------------------------------------------------------------------------------------------
                                               MONTH                 MONTH                 MONTH                 QUARTER
                                           -------------------------------------------------------------------
   REVENUES                                 January 2001                                                           TOTAL
   -----------------------------------------------------------------------------------------------------------------------
   1.     GROSS  REVENUES                               $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   2.     LESS:  RETURNS & DISCOUNTS                    $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   3.     NET  REVENUE                                  $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   COST  OF  GOODS  SOLD

   -----------------------------------------------------------------------------------------------------------------------
   4.     MATERIAL                                      $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   5.     DIRECT  LABOR                                 $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   6.     DIRECT  OVERHEAD                              $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   7.     TOTAL  COST  OF  GOODS  SOLD                  $0                $0                     $0                    $0
   =======================================================================================================================
   8.     GROSS  PROFIT                                 $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   OPERATING  EXPENSES

   -----------------------------------------------------------------------------------------------------------------------
   9.     OFFICER / INSIDER  COMPENSATION               $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   10.    SELLING  &  MARKETING                         $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   11.    GENERAL & ADMINISTRATIVE                      $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   12.    RENT  &  LEASE                                $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   13.    OTHER (ATTACH LIST)                           $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   14.    TOTAL  OPERATING  EXPENSES                    $0                $0                     $0                    $0
   =======================================================================================================================
   15.    INCOME  BEFORE  NON-OPERATING
          INCOME & EXPENSE                              $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   OTHER  INCOME  &  EXPENSES

   -----------------------------------------------------------------------------------------------------------------------
   16.    NON-OPERATING INCOME (ATT.  LIST)             $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   17.    NON-OPERATING EXPENSE (ATT.  LIST)            $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   18.    INTEREST  EXPENSE                             $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   19.    DEPRECIATION / DEPLETION                      $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   20.    AMORTIZATION                                  $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   21.    OTHER (ATTACH LIST)                           $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   22.    NET  OTHER INCOME & EXPENSES                  $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   REORGANIZATION  EXPENSES

   -----------------------------------------------------------------------------------------------------------------------
   23.    PROFESSIONAL  FEES                            $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   24.    U.S.  TRUSTEE  FEES                           $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                           $0                $0                     $0                    $0
   -----------------------------------------------------------------------------------------------------------------------
   26.    TOTAL  REORGANIZATION  EXPENSES               $0                $0                     $0                    $0
   =======================================================================================================================
   27.    INCOME  TAX                                   $0                $0                     $0                    $0
   =======================================================================================================================
   28.    NET  PROFIT  (LOSS)                           $0                $0                     $0                    $0
   =======================================================================================================================

=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 MONTHLY OPERATING REPORT
        ---------------------------------------------------------------------------------
        CASE  NAME: LONGHORN SOLUTIONS, INC.                                                             ACCRUAL BASIS-3
        ---------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------
        CASE  NUMBER: 400-42147-BJH-11                                                           02/13/95, RWD, 2/96
        ---------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------------------------
   CASH  RECEIPTS  AND                                  MONTH                   MONTH              MONTH                  QUARTER
                                               ------------------------------------------------------------------------
   DISBURSEMENTS                                    January 2001                                                           TOTAL
   -------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING  OF  MONTH                            $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   RECEIPTS  FROM  OPERATIONS

   -------------------------------------------------------------------------------------------------------------------------
   2.     CASH  SALES                                            $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   COLLECTION  OF  ACCOUNTS  RECEIVABLE

   -------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                            $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   4.     POSTPETITION                                           $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL  OPERATING  RECEIPTS                             $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS

   -------------------------------------------------------------------------------------------------------------------------
   6.     LOANS  &  ADVANCES  (ATTACH  LIST)                     $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   7.     SALE  OF  ASSETS                                       $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   8.     OTHER  (ATTACH  LIST)                                  $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL  NON-OPERATING  RECEIPTS                         $0                  $0                $0                $0
   =======================================================================================================================
   10.    TOTAL  RECEIPTS                                        $0                  $0                $0                $0
   =======================================================================================================================
   11.    TOTAL  CASH  AVAILABLE                                 $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
   OPERATING  DISBURSEMENTS

   -------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
   12.    NET  PAYROLL                                           $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                                     $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   14.    SALES,  USE  &  OTHER  TAXES  PAID                     $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   15.    SECURED / RENTAL / LEASES                              $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                              $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                              $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY  PURCHASES                                   $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE  EXPENSES                                      $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                                 $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                          $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS  &  MAINTENANCE                                $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                               $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                            $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   25.    OTHER  (ATTACH  LIST)                                  $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL  OPERATING  DISBURSEMENTS                        $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION  EXPENSES

   -------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL  FEES                                     $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   28.    U.S.  TRUSTEE  FEES                                    $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   29.    OTHER  (ATTACH  LIST)                                  $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL  REORGANIZATION  EXPENSES                        $0                  $0                $0                $0
   -------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL  DISBURSEMENTS                                   $0                  $0                $0                $0
   =======================================================================================================================
   32.    NET  CASH  FLOW                                        $0                  $0                $0                $0
   =======================================================================================================================
   33.    CASH - END OF MONTH                                    $0                  $0                $0                $0
   =======================================================================================================================

===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                       MONTHLY OPERATING REPORT
    ---------------------------------------------------------------------------------------------
    CASE  NAME: LONGHORN SOLUTIONS, INC.                                                                       ACCRUAL BASIS-4
    ---------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------
    CASE  NUMBER: 400-42147-BJH-11                                                                     02/13/95, RWD, 2/96
    ---------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------------------------
                                                       SCHEDULE                  MONTH                  MONTH              MONTH
                                                                        ----------------------------------------------------------
    ACCOUNTS  RECEIVABLE  AGING                         AMOUNT               January 2001
    -------------------------------------------------------------------------------------------------------------------------------
    1.      0-30                                                                         $0                  $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    2.      31-60                                                                        $0                  $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    3.      61-90                                                                        $0                  $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    4.      91+                                                                      $5,182                  $0                 $0
    ===============================================================================================================================
    5.      TOTAL  ACCOUNTS  RECEIVABLE                          $0                  $5,182                  $0                 $0
    -------------------------------------------------------------------------------------------------------------------------------
    6.      AMOUNT  CONSIDERED  UNCOLLECTIBLE                                        $1,581                  $0                 $0
    ===============================================================================================================================
    7.      ACCOUNTS  RECEIVABLE  (NET)                          $0                  $3,601                  $0                 $0
    ===============================================================================================================================

    ----------------------------------------------------------------

    AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                              MONTH:      January 2001
                                                                             ------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                                      0-30               31-60                61-90                 91+
    TAXES  PAYABLE                    DAYS               DAYS                 DAYS                 DAYS                 TOTAL
    -------------------------------------------------------------------------------------------------------------------------
    1.      FEDERAL                          $0              $0                 $0                   $0                   $0
    -------------------------------------------------------------------------------------------------------------------------
    2.      STATE                         ($164)             $0                 $0                   $0                ($164)
    -------------------------------------------------------------------------------------------------------------------------
    3.      LOCAL                            $0              $0                 $0                   $0                   $0
    -------------------------------------------------------------------------------------------------------------------------
    4.      OTHER (ATTACH LIST)              $0              $0                 $0                   $0                   $0
    =========================================================================================================================
    5.      TOTAL  TAXES  PAYABLE         ($164)             $0                 $0                   $0                ($164)
    =========================================================================================================================

    -------------------------------------------------------------------------------------------------------------------------
    6.      ACCOUNTS  PAYABLE                $0              $0                 $0                   $0                   $0
    =========================================================================================================================

    -------------------------------------------------

    STATUS  OF  POSTPETITION  TAXES                                             MONTH:      January 2001
                                                                             ------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING                AMOUNT                                          ENDING
                                             TAX                WITHHELD AND/              AMOUNT                    TAX
    FEDERAL                              LIABILITY*              0R ACCRUED                 PAID                  LIABILITY
    -------------------------------------------------------------------------------------------------------------------------
    1.      WITHHOLDING**                         $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    2.      FICA-EMPLOYEE**                       $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    3.      FICA-EMPLOYER**                       $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    4.      UNEMPLOYMENT                          $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    5.      INCOME                                $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    6.      OTHER (ATTACH LIST)                   $0                      $0                      $0                      $0
    =========================================================================================================================
    7.      TOTAL  FEDERAL  TAXES                 $0                      $0                      $0                      $0
    =========================================================================================================================
    STATE  AND  LOCAL

    8.      WITHHOLDING                           $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    9.      SALES                              ($164)                     $0                      $0                   ($164)
    -------------------------------------------------------------------------------------------------------------------------
    10.     EXCISE                                $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    11.     UNEMPLOYMENT                          $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    12.     REAL  PROPERTY                        $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    13.     PERSONAL  PROPERTY                    $0                      $0                      $0                      $0
    -------------------------------------------------------------------------------------------------------------------------
    14.     OTHER (ATTACH LIST)                   $0                      $0                      $0                      $0
    =========================================================================================================================
    15.     TOTAL  STATE  &  LOCAL             ($164)                     $0                      $0                   ($164)
    =========================================================================================================================
    16.     TOTAL  TAXES                       ($164)                     $0                      $0                   ($164)
    =========================================================================================================================

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

    **  Attach  photocopies  of  IRS  Form  6123  or  your  FTD  coupon  and  payment  receipt  to  verify  payment  or  deposit.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     MONTHLY OPERATING REPORT

   ---------------------------------------------------------------------------------------
   CASE  NAME: LONGHORN SOLUTIONS, INC.                                                                     ACCRUAL BASIS-5
   ---------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------
   CASE  NUMBER: 400-42147-BJH-11                                                                    02/13/95, RWD, 2/96
   ---------------------------------------------------------------------------------------

   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                   MONTH:        January 2001
                                                                                          -----------------------------------------
   -------------------------------------------------------------
   BANK  RECONCILIATIONS

                                                         Account #1                 Account #2             Account #3
   ------------------------------------------------------------------------------------------------------------------------
   A.      BANK:                                          Bank One                  Mid-Cities
   -----------------------------------------------
                                                  ------------------------------------------------------------------------
   B.       ACCOUNT  NUMBER:                             1586267807                  4235800                                  TOTAL
   -----------------------------------------------
                                                  ---------------------------------------------------------------------------------
   C.       PURPOSE  (TYPE):                       Operating-Closed 11/00    Operating - Closed 5/00
   --------------------------------------------------------------------------------------------------------------------------------
   1.  BALANCE  PER  BANK  STATEMENT                                $0                         $0                               $0
   --------------------------------------------------------------------------------------------------------------------------------
   2.  ADD:  TOTAL  DEPOSITS  NOT  CREDITED                         $0                         $0                               $0
   --------------------------------------------------------------------------------------------------------------------------------
   3.  SUBTRACT:  OUTSTANDING  CHECKS                               $0                         $0                               $0
                                                                                                                     --------------
   ------------------------------------------------------------------------------------------------------------------
   4.  OTHER  RECONCILING  ITEMS                                    $0                         $0                               $0
   --------------------------------------------------------------------------------------------------------------------------------
   5.  MONTH  END  BALANCE  PER  BOOKS                              $0                         $0                  $0            $0
   --------------------------------------------------------------------------------------------------------------------------------
   6.  NUMBER  OF  LAST  CHECK  WRITTEN                account closed             account closed
   --------------------------------------------------------------------------------------------------------------------------------


   -------------------------------------------------------------
   INVESTMENT ACCOUNTS

   ----------------------------------------------------------------------------------------------------------------------------
                                                             DATE OF        TYPE OF          PURCHASE          CURRENT
   BANK,  ACCOUNT  NAME  &  NUMBER                          PURCHASE       INSTRUMENT         PRICE             VALUE
   ----------------------------------------------------------------------------------------------------------------------------
   7.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   8.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   9.      N/A
   ----------------------------------------------------------------------------------------------------------------------------
   10.     N/A
   ----------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL  INVESTMENTS                                                                             $0                $0
   ----------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------
   CASH

   ----------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                                 $0
   ----------------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL  CASH  -  END  OF MONTH                                                                                    $0
   ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                       MONTHLY OPERATING REPORT
  -----------------------------------------------------------------
  CASE  NAME: LONGHORN SOLUTIONS, INC.                                                     ACCRUAL BASIS-6
  -----------------------------------------------------------------------------

  -----------------------------------------------------------------------------
  CASE  NUMBER: 400-42147-BJH-11                                                       02/13/95, RWD, 2/96
  -----------------------------------------------------------------------------

                                                                                       MONTH:              January 2001
                                                                                       ----------------------------------------
  -----------------------------------------------------------------------------
  PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

  -----------------------------------------------------------------------------


  OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID
  TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)-(F)  OF  THE  U.S.  BANKRUPTCY  CODE)
  AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF
  COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,
  TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.



  -------------------------------------------------------------------------------------------------
                                              INSIDERS

  -------------------------------------------------------------------------------------------------
                                    TYPE OF                 AMOUNT            TOTAL PAID
                NAME                PAYMENT                  PAID               TO DATE
  -------------------------------------------------------------------------------------------------
  1.   Mary Phillips             Salary                          $0             $68,750
  -------------------------------------------------------------------------------------------------
  2.

  -------------------------------------------------------------------------------------------------
  3.

  -------------------------------------------------------------------------------------------------
  4.

  -------------------------------------------------------------------------------------------------
  5.

  -------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  INSIDERS                                                         $0             $68,750
  -------------------------------------------------------------------------------------------------


  -------------------------------------------------------------------------------------------------
                             PROFESSIONALS

  --------------------------------------------------------------------------------------------------------------------
                                      DATE OF COURT                                                      TOTAL
                                    ORDER AUTHORIZING       AMOUNT         AMOUNT      TOTAL PAID      INCURRED
                     NAME                PAYMENT           APPROVED         PAID         TO DATE      & UNPAID *
  --------------------------------------------------------------------------------------------------------------
  1.   N/A
  --------------------------------------------------------------------------------------------------------------
  2.   N/A
  --------------------------------------------------------------------------------------------------------------
  3.   N/A
  --------------------------------------------------------------------------------------------------------------
  4.   N/A
  --------------------------------------------------------------------------------------------------------------
  5.   N/A
  --------------------------------------------------------------------------------------------------------------
  6.   TOTAL  PAYMENTS
       TO  PROFESSIONALS                                          $0             $0            $0             $0
  --------------------------------------------------------------------------------------------------------------

  *  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED


  ---------------------------------------------------------------------------------------------------------------------
  POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE
  PROTECTION  PAYMENTS

  ---------------------------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------------------------
                                                               SCHEDULED             AMOUNTS
                                                                MONTHLY               PAID                TOTAL
                                                                PAYMENTS             DURING              UNPAID
                     NAME OF CREDITOR                             DUE                 MONTH           POSTPETITION
  ---------------------------------------------------------------------------------------------------------------------
  1.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  2.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  3.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  4.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  5.   N/A
  ---------------------------------------------------------------------------------------------------------------------
  6.   TOTAL                                                                $0                  $0                  $0
  ---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                MONTHLY OPERATING REPORT
   ----------------------------------------------------------------------------
   CASE  NAME: LONGHORN SOLUTIONS, INC.                                                         ACCRUAL  BASIS-7
   ----------------------------------------------------------------------------

   ----------------------------------------------------------------------------
   CASE  NUMBER: 400-42147-BJH-11                                                               02/13/95, RWD, 2/96
   ----------------------------------------------------------------------------

                                                                                                MONTH: January 2001
                                                                                                      -----------------------------

   --------------------------------------------------
   QUESTIONNAIRE

   ------------------------------------------------------------------------------------------------------------------------
                                                                                             YES                NO
   ------------------------------------------------------------------------------------------------------------------------
   1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE
          THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?                                           X
   ------------------------------------------------------------------------------------------------------------------------
   2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT
          OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?                                                      X
   ------------------------------------------------------------------------------------------------------------------------
   3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR
          LOANS) DUE  FROM RELATED PARTIES?                                                                     X
   ------------------------------------------------------------------------------------------------------------------------
   4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES
          THIS REPORTING PERIOD?                                                                                X
   ------------------------------------------------------------------------------------------------------------------------
   5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE
          DEBTOR FROM ANY PARTY?                                                                                X
   ------------------------------------------------------------------------------------------------------------------------
   6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                    X
   ------------------------------------------------------------------------------------------------------------------------
   7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES
          PAST  DUE?                                                                                            X
   ------------------------------------------------------------------------------------------------------------------------
   8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                               X
   ------------------------------------------------------------------------------------------------------------------------
   9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                        X
   ------------------------------------------------------------------------------------------------------------------------
   10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS
          DELINQUENT?                                                                                           X
   ------------------------------------------------------------------------------------------------------------------------
   11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE
          REPORTING PERIOD?                                                                                     X
   ------------------------------------------------------------------------------------------------------------------------
   12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                       X
   ------------------------------------------------------------------------------------------------------------------------

   IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "YES,"  PROVIDE  A  DETAILED
   EXPLANATION  OF  EACH  ITEM.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------


   --------------------------------------------------
   INSURANCE

   ------------------------------------------------------------------------------------------------------------------------
                                                                                             YES                NO
   ------------------------------------------------------------------------------------------------------------------------
   1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                            X
   ------------------------------------------------------------------------------------------------------------------------
   2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                         X
   ------------------------------------------------------------------------------------------------------------------------
   3.     PLEASE  ITEMIZE  POLICIES  BELOW.
   ------------------------------------------------------------------------------------------------------------------------


   IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
   HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
   AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------


   -------------------------------------------------------------------------------------------------------------------------------
                                                INSTALLMENT  PAYMENTS

   -------------------------------------------------------------------------------------------------------------------------------
               TYPE  OF                                                                                 PAYMENT AMOUNT
                POLICY                            CARRIER                     PERIOD COVERED              & FREQUENCY
   -------------------------------------------------------------------------------------------------------------------------------
   Property Insurance               CAN Transcontinental Ins. Co      9/12/00-9/11/01               $ 1,723.00       Annual
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
          See Kitty Hawk, Inc. Case #400-42141
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

CASE  NAME: LONGHORN SOLUTIONS, INC.

CASE  NUMBER: 400-42147-BJH-11

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                           January 2001


8.    OTHER  (ATTACH  LIST)                            $ 755,788 Reported
                                        -------------------------
           Intercompany Receivables                      716,123
           Deferred Taxes                                 36,717
           Security Deposit                                2,948
                                        -------------------------
                                                         755,788 Detail

                                        -------------------------
                                                               - Difference

14.   OTHER  ASSETS  -  NET  OF
      AMORTIZATION  (ATTACH  LIST)                    $2,723,098 Reported
                                        -------------------------
           Software knowledge                          3,397,988
           Accum Amortization                           (674,890)
                                        -------------------------
                                                       2,723,098 Detail

                                        -------------------------
                                                               - Difference

27.   OTHER (ATTACH LIST)                            $ 1,225,717 Reported
                                        -------------------------
           Accrued income taxes                          (71,204)
           Deferred income tax expense                 1,296,921
                                        -------------------------
                                                       1,225,717 Detail

                                        -------------------------
                                                               - Difference


=========================================================================================================================

    ----------------------------------------------------------------------------
    CASE  NAME: LONGHORN SOLUTIONS, INC.                                                FOOTNOTES SUPPLEMENT
    ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
    CASE  NUMBER: 400-42147-BJH-11                                                          ACCRUAL BASIS

    ----------------------------------------------------------------------------



                                                                         MONTH:                January 2001
                                                                                    -------------------------------------

    -----------------------------------------------------------------------------------------------------------------
    ACCRUAL BASIS FORM NUMBER    LINE NUMBER                          FOOTNOTE / EXPLANATION
    -----------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              6                                All Professional fees related to the Reorganization of the
    -----------------------------------------------------------------------------------------------------------------
                                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
    -----------------------------------------------------------------------------------------------------------------
                                                 Company). Refer to Case # 400-42141
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
              7                                All other insurance plans related to the Company are carried
    -----------------------------------------------------------------------------------------------------------------
                                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    -----------------------------------------------------------------------------------------------------------------
                                                 400-42141.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------
             General                           Operations of this entity ceased October 12, 2000. Costs incurred
    -----------------------------------------------------------------------------------------------------------------
                                                  are final closing relating items.
    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

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    -----------------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------------------

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=========================================================================================================================
